UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2003

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey	07061-1615

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events.

In connection with the reestablishment of the board office of Lead Director, on December 4, 2003, the Board of Directors of The Chubb Corporation (Corporation) amended the by-laws of the Corporation.

The Corporation is filing a copy of its amended by-laws as Exhibit 3.1, which is incorporated by reference into this Item 5 as if fully set forth herein.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits. The following exhibit is being filed herewith:

(3.1) By-laws of The Chubb Corporation as amended through December 4, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

Date: December 9, 2003	By: /s/ Joanne L. Bober

Name: Joanne L. Bober
Title: Senior Vice President and General Counsel

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED DECEMBER 4, 2003

Exhibit No.	Description

3.1	By-laws of The Chubb Corporation as amended through December 4, 2003.